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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2004


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2004-W4)


                             Argent Securities Inc.
             (Exact name of registrant as specified in its charter)

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Delaware                               333-112237          77-0599834
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                      92868
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660

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Item 5. Other Events
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Description of the Certificates and the Mortgage Pool

         On March 9, 2004 (the "Closing Date"), a single series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-W4 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004 (the "Agreement"), among Argent Securities Inc. as depositor (the "Registrant"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         The Certificates designated as the Series 2004-W4 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $500,000,018.50.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Closing Date.

Item 7. Financial Statements and Exhibits
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         1. Not applicable

         2. Not applicable

         3. Exhibits



   Exhibit No.                                           Description
   -----------                                           -----------
      99.1 Characteristics of the Mortgage Pool as of March 9, 2004, relating to Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-W4.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 24, 2004


                                                ARGENT SECURITIES INC.


                                                By:     /s/ John P. Grazer
                                                   ----------------------------
                                                Name:   John P. Grazer
                                                Title:  CFO

                                Index to Exhibits

                                                            Sequentially
      Exhibit No.               Description                 Numbered Page
      -----------               -----------                 -------------
          99.1         Characteristics  of the  Mortgage       P
                       Pool as of  March 9, 2004, relating
                       to Argent Securities Inc.,
                       Asset-Backed Pass-Through
                       Certificates, Series 2004-W4